CAVANAL HILL FUNDS

Supplement dated December 31, 2011
to the
Money Market Funds Prospectus
for Premier Shares
dated December 31, 2011

Premier Shares of the Cavanal Hill U.S. Treasury Fund, the Cavanal Hill Cash Management Fund and the Cavanal Hill Tax-Free Money Market Fund are currently not available for sale.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE
PROSPECTUS FOR FUTURE REFERENCE.